SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        September 6, 2002
                                                 -----------------------------


                                DSET CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


 New Jersey                        0-23611                       22-300022
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
    of Incorporation)                                       Identification No.)


661 Shrewsbury Avenue
Shrewsbury, New Jersey                                                  07702
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code  (732) 945-6000
                                                  -----------------------------




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     (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events.

     On September 6, 2002, DSET Corporation (the "Company") executed the First Amendment ("Amendment No. 1") to the Employment Agreement, (the "Employment Agreement") executed on January 30, 2002 by and between the Company and Binay Sugla, the Company's President and Chief Executive Officer. Amendment No. 1 (i) reflects Mr. Sugla's appointment to Chief Executive Officer of the Company effective May 24, 2002; and (ii) sets forth certain severance payments to Mr. Sugla upon Mr. Sugla's termination from the Company or upon a Change of Control of the Company (as defined in the Employment Agreement).

    Item 7.           Exhibits.

     Exhibit No.       Description
     ----------        -----------

          10.1 Employment Agreement dated January 30, 2002 by and between DSET Corporation and Binay Sugla.

          10.2 First Amendment effective as of September 6, 2002 to the Employment Agreement executed on January 30, 2002 by and between DSET Corporation and Binay Sugla.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         DSET CORPORATION


                         By: /s/ Bruce M. Crowell
                          -------------------------------------------
                         Name: Bruce M. Crowell
                         Title: Chief Financial Officer


October 31, 2002

                                  Exhibit Index

      Exhibit No.      Description
      -----------      -----------

          10.1 Employment Agreement dated January 30, 2002 by and between DSET Corporation and Binay Sugla.
          10.2 First Amendment effective as of September 6, 2002 to the Employment Agreement executed on January 30, 2002 by and between DSET Corporation and Binay Sugla.



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